                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) November 8, 2000

                WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-14536                                              04-2869812
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)

5 Cambridge Center, Cambridge, Massachusetts                     02142
(Address of Principal Executive Offices)                      (Zip Code)

                                 (617) 234-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant

         The Securities and Exchange Commission has notified the Registrant that effective November 8, 2000, Crow Irvine #2 Limited Partnership ("Crow"), the general partner of Crow Winthrop Development Limited Partnership (the "Development Partnership"), dismissed Deloitte & Touche, LLP as the Development Partnership's Independent Auditors. The Registrant is a limited partner in the Development Partnership.

         As has previously been disclosed, due to disputes between Crow and the Registrant, the Registrant has not received, among other things, the auditors' report on the balance sheets of the Development Partnership as of and for years ended December 31, 1999 and 1998, and the related statements of operations, partner's equity and cash flows for each of the three years in the period ended December 31, 1999. Accordingly, the Registrant is not aware if any such report contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. Further, as a result of these disputes, the Registrant is not aware if there were any disagreements between the Development Partnership and Deloitte & Touche, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreements if not resolved to the satisfaction of Deloitte & Touche.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         16. Letter dated February 1, 2001 from Deloitte & Touche, LLP.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of February, 2001.

                                         WINTHROP CALIFORNIA INVESTORS LIMITED
                                         PARTNERSHIP

                                         By: Winthrop Financial Associates,
                                             A Limited Partnership, as
                                             Managing General Partner


                                             By: /s/ Carolyn Tiffany
                                                 ------------------------------
                                                 Carolyn Tiffany
                                                 Chief Operating Officer








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                                  EXHIBIT INDEX

Exhibit                                                                Page
-------                                                                ----
16.  Letter from Deloitte & Touche, LLP dated February 1,
2001__________.                                                         5













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                           Letter of Deloitte & Touche

February 1, 2001

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, North West
Washington, DC 20549

Dear Sirs/Madams:

We have read Item 4 of Winthrop California Investors Limited Partnership's (the Registrant) Report on Form 8-K, dated November 8, 2000, and have the following comments:

1. With respect to the statements made in the first paragraph, we agree that the Registrant is a limited partner in the Crow Winthrop Development Limited Partnership (the Development Partnership) and that Crow Irvine #2 Limited Partnership, the general partner of the Development Partnership, dismissed Deloitte & Touche LLP as the Development Partnership's Independent Auditors, however the date of our dismissal was November 1, 2000. We have no basis on which to agree or disagree with the remaining statements made in the first paragraph.

2. We have no basis on which to agree or disagree with the statements made in the second paragraph.

Yours truly,

/s/ Deloitte & Touche LLP




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